                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      /X/ Filed by the Registrant
      / / Filed by a Party other than the Registrant

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                            ETINUUM, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                 ETINUUM, INC.
                                5619 DTC PARKWAY
                                   12TH FLOOR
                           ENGLEWOOD, COLORADO 80111
                                 (303) 357-3000

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 7, 2000

                            ------------------------

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of
Etinuum, Inc., a Delaware corporation, will be held at Etinuum's corporate headquarters at 5619 DTC Parkway, 12th Floor, Englewood, Colorado 80111, on Thursday, September 7, 2000, at 8:00 a.m., local time, for the purpose of considering and voting upon a proposal to adopt an amendment to Article FIRST of the Amended and Restated Certificate of Incorporation of Etinuum to change the name of Etinuum to "Digital Lighthouse Corporation."

    Only stockholders of record at the close of business on August 7, 2000, are entitled to notice of and to vote at the Special Meeting and at any adjournment(s) thereof.

    The enclosed Proxy is solicited by and on behalf of the Board of Directors of Etinuum. All stockholders are cordially invited to attend the Special Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting.

    The attached Proxy Statement and the accompanying Proxy is first being mailed to Etinuum's stockholders on or about August 9, 2000.

                                          By Order of the Board of Directors
                                          /s/ Jonathan H. Yellen

                                          Jonathan H. Yellen
                                          EXECUTIVE VICE PRESIDENT, CORPORATE
                                          STRATEGY AND GENERAL COUNSEL

Englewood, Colorado
August 9, 2000

                                 ETINUUM, INC.
                                5619 DTC PARKWAY
                                   12TH FLOOR
                           ENGLEWOOD, COLORADO 80111

                                PROXY STATEMENT
        SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 7, 2000

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Etinuum, Inc., a Delaware corporation, to be used at the Special Meeting of Stockholders to be held at Etinuum's corporate headquarters at 5619 DTC Parkway, 12th Floor, Englewood, Colorado 80111 on Thursday, September 7, 2000, at 8:00 a.m., local time, and at any adjournment(s) thereof.

                         REVOCATION AND VOTING OF PROXY

    Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to Etinuum's corporate secretary; (ii) voting in person at the Special Meeting; or
(iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Special Meeting, will count. If not revoked, the Proxy will be voted at the Special Meeting in accordance with the instructions indicated on the Proxy by the stockholder, or, if no instructions are indicated, will be voted FOR the proposal to adopt an amendment to Article FIRST of the Company's Amended and Restated Certificate of Incorporation.

                   ACTION TO BE TAKEN AT THE SPECIAL MEETING

    The Special Meeting has been called by he directors of Etinuum to consider and act upon a proposal to adopt an amendment to Article FIRST of the Amended and Restated Certificate of Incorporation of Etinuum ("Etinuum's Charter") to change its name from "Etinuum, Inc." to "Digital Lighthouse Corporation."

    The Board of Directors of the Company is recommending this Amendment to Etinuum's Charter. The directors of Etinuum recommend such change to better fit the needs of Etinuum. If this proposal is approved, the officers of Etinuum will file an amendment to Etinuum's Charter with the Delaware Secretary of State to amend Article FIRST so that as amended Article FIRST will read as follows:

    "FIRST: The name of the corporation is Digital Lighthouse Corporation."

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT TO ARTICLE FIRST OF ETINUUM'S CHARTER AS SET FORTH ABOVE.

                                 OTHER BUSINESS

    Etinuum's Board of Directors does not know of any matters to be presented at the Special Meeting other than the matters set forth herein. If any other business should come before the Special Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                            QUORUM AND VOTING RIGHTS

    Voting rights at the Special Meeting of stockholders are vested in the holders of Etinuum's shares of common stock, par value $.0001 per share (the "Common Stock") with each share entitled to one vote. Only holders of record of shares of Common Stock at the close of business on August 7, 2000 are entitled to vote at the Special Meeting. On August 1, 2000, Etinuum had issued and outstanding 18,373,651 shares of Common Stock. The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy shall constitute a quorum, which is necessary for the transaction of business at the Special Meeting. If a quorum is present, the amendment to Etinuum's Charter will be approved if the amendment receives the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Special Meeting. Where brokers have not received any instructions from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on non-routine matters. The absence of votes on non-routine matters are "broker non-votes." Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, but will have the effect of a "no" vote on the proposal to amend Etinuum's Charter.

    Etinuum believes that nearly all of the persons and entities listed in the table under the caption "Security Ownership of Principal Holders and Management" below intend to vote for the proposal to adopt an amendment to Article FIRST of Etinuum's Charter. Therefore at least a majority of the outstanding shares of Common Stock should be voted in favor of the proposal, guarantying passage.

                        DISSENTERS' RIGHTS OF APPRAISAL

    The General Corporation Law of the State of Delaware does not provide for dissenters' rights of appraisal in connection with the proposed amendment to Etinuum's Charter to change its corporate name.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    No director, officer, nominee for election as a director or any associate of any director, officer or nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment or in any action authorized by the related Board of Directors resolutions, which is not shared by all other stockholders.

             SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

    To the knowledge of management and based upon a review of the stock ledger maintained by Etinuum's transfer agent and registrar, Computershare Trust Company, Inc., the following table sets forth the beneficial ownership, as of August 1, 2000, of persons who beneficially own more than five percent of Etinuum's Common Stock, each director and executive officer of Etinuum and all directors and executive officers as a group. An asterisk denotes beneficial ownership of less than 1%. Unless otherwise indicated, the address of each person is c/o Etinuum, Inc., 5619 DTC Parkway, 12th Floor, Englewood, Colorado 80111.

                                                                              PERCENT OF TOTAL
                                                               AMOUNT AND          SHARES
                                                                NATURE OF        OF COMMON
                                                               BENEFICIAL          STOCK
NAME AND ADDRESS                                              OWNERSHIP(1)      OUTSTANDING
----------------                                              -------------   ----------------
The Beacon Group III - Focus Value Fund, L.P.                     4,803,759          26.1%
  399 Park Avenenue
  New York, NY 10022

Conning Capital Partners V, L.P.                                  2,601,507          14.2%
  CityPlace II, 9th Floor
  185 Asylum Street
  Hartford, CT 06103

Timothy C. O'Crowley                                              2,066,332(2)        10.9%

Brinson Partners, Inc.                                            1,362,963           7.4%
  209 South LaSalle Street
  Chicago, IL 60604-1295

G. Daniel Adams, Jr.                                                    -0-             *

Steven Q. Hansen                                                      6,250(3)           *

Patrick O'Neal                                                      310,156(4)         1.7%

Jonathan H. Yellen                                                   12,665             *

Stephen S. Hyde                                                      35,402(5)           *

Steven F. Piaker                                                     10,000(6)           *

Harold W. Pote                                                       10,000(7)           *

Rick L. Weller                                                       34,219(8)           *

Eric R. Wilkinson                                                    10,000(9)           *

All executive officers and directors as a group, 10 persons       2,495,024(10)        13.6%

------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote, to Etinuum's knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of Etinuum Common Stock shown as beneficially owned by them.

(2) Includes 537,500 shares underlying options that are exercisable within 60 days from August 1, 2000 and excludes 75,000 shares underlying options
    Mr. O'Crowley granted to Patrick O'Neal, Etinuum's Managing Director of Sales, in October 1999. Mr. O'Crowley is Etinuum's Chief Executive Officer.

(3) Represents shares underlying options that are exercisable within 60 days from August 1, 2000.

(4) Includes 260,156 shares underlying options that are exercisable within 60 days from August 1, 2000.

(5) Includes 10,000 shares underlying options that are exercisable within 60 days from August 1, 2000.

(6) Represents shares underlying options that are exercisable within 60 days from August 1, 2000. Does not include 2,601,507 shares held of record by Conning Capital Partners V, L.P. Mr. Piaker is senior vice president of Conning & Conning. Conning & Conning is the managing member of Conning Investment Partners V, LLC, which serves as the general partner of Conning Capital Partners V L.P. Mr. Piaker disclaims beneficial ownership of the shares owned by Conning Capital Partners V, L.P.

(7) Represents shares underlying options that are exercisable within 60 days from August 1, 2000. Does not include 4,803,759 shares held of record by The Beacon Group III - Focus Value Fund, L.P. The Beacon Group, L.P. has voting and investment power over shares owned of record by The Beacon Group III - Focus Fund, L.P. Mr. Pote is a general partner of The Beacon Group, L.P., and as such may be deemed to be a beneficial owner of the shares shown as beneficially owned by The Beacon Group III - Focus Value Fund, L.P.
    Mr. Pote disclaims beneficial ownership of the shares owned by The Beacon Group III - Focus Value Fund, L.P., and, accordingly, such shares are excluded from the information table with respect to Mr. Pote.

(8) Represents shares underlying options that are exercisable within 60 days from August 1, 2000. Does not include 4,803,759 shares held of record by The Beacon Group III - Focus Value Fund, L.P. Mr. Wilkinson is also a general partner of The Beacon Group, L.P. Mr. Wilkinson disclaims beneficial ownership of the shares owned by The Beacon Group III - Focus Value Fund, L.P.

(9) Represents shares underlying options that are exercisable within 60 days from August 1, 2000.

(10) Includes 878,125 shares underlying options held by executive officers and directors that are exercisable within 60 days from August 1, 2000.

                             STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the next Annual Meeting of stockholders must be received by Etinuum within a reasonable time prior to the time Etinuum begins to print and mail the proxy materials for that meeting.

                            SOLICITATION OF PROXIES

    The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by Etinuum. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of Etinuum may make solicitations of proxies by telephone or electronic facsimile or by personal calls, although they will receive no additional compensation for doing so. Etinuum expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. Etinuum will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith. Etinuum has engaged D.F. King & Co., Inc. to solicit proxies and to assist with the distribution of proxy materials for a fee of $3,000, plus reasonable out-of-pocket expenses.

                                          By Order of the Board of Directors

                                          /s/ Jonathan H. Yellen

                                          Jonathan H. Yellen
                                          EXECUTIVE VICE PRESIDENT,
                                          CORPORATE STRATEGY AND GENERAL COUNSEL

Englewood, Colorado
August 9, 2000

                                 ETINUUM, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

 FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, SEPTEMBER 7, 2000

    The undersigned hereby constitutes and appoints Timothy C. O'Crowley, Steven
Q. Hansen and Jonathan H. Yellen, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.001 par value common stock of Etinuum, Inc. at the Special Meeting of Stockholders to be held at Etinuum's corporate headquarters at 5619 DTC Parkway, 12th Floor, Englewood, Colorado 80111 on Thursday, September 7, 2000, at 8:00 a.m., local time, and at all adjournment(s) thereof.

    The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING FOR THE PROPOSAL TO ADOPT THE AMENDMENT TO ARTICLE FIRST OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ETINUUM TO CHANGE ITS NAME.

    It is understood that this proxy confers discretionary authority with respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL ONE BELOW.
1. To approve the proposal of the Board of Directors to amend Etinuum's Amended and Restated Certificate of Incorporation to change its name from "Etinuum, Inc." to "Digital Lighthouse Corporation."

                     / / FOR          / / AGAINST          / / ABSTAIN

    The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished therewith.
                                              Please sign exactly as name
                                              appears at left:

                                              Signature: _______________________

                                              Signature (if held jointly): _____

                                              Date: ____________________________

                                              When shares are held by joint
                                              tenants, both must sign. When
                                              signing as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give full title
                                              as such. Attorneys should submit
                                              powers of attorney. If a
                                              corporation, please sign in the
                                              corporate name by president or
                                              other authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

                                              PLEASE MARK, SIGN, DATE AND MAIL
                                              THIS PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE.